FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 31, 1998


                      TOPS APPLIANCE CITY, INC.
      (Exact name of registrant as specified in its charter)



  New Jersey                0-20498              22-3174554
(State or other          (Commission            (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



45 Brunswick Avenue, Edison, New Jersey              08818
(Address of principal executive office)           (Zip Code)



Registrant's telephone number, including area code:(908) 248-2850



                                   N/A
    (Former name or former address, if changed since last report)






                                Page 1 of 3 pages

Item 1.  Changes in Control of Registrant

                  Not Applicable


Item 2.  Acquisition or Disposal of Assets

         Not Applicable


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.  Other Events

     The Registrant repurchased $2,000,000 face value of the Company's 6-1/2% Subordinated Convertible Debentures due 2003 as set forth in the Press Release attached hereto.

Item 6.  Resignation of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not Applicable


         (b)      Pro forma financial information

                  Not Applicable


         (c)     Exhibits

                 Press Release dated April 7, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       TOPS APPLIANCE CITY, INC.




                                                   BY: /s/ Robert Gross
                                                      --------------------------
                                                      ROBERT GROSS,
                                                      Chief Executive Officer




Dated:  April 8, 1998

                                 EXHIBIT A


FOR IMMEDIATE RELEASE:       CONTACT   THOMAS L. ZAMBELLI
                                       SENIOR VICE PRESIDENT AND
                                       CHIEF FINANCIAL OFFICER
                                       732-248-2918



TOPS APPLIANCE CITY, INC. ANNOUNCES BOND REPURCHASE

EDISON, NJ - April 7, 1998 - TOPS Appliance City, Inc. (NASDAQ - "Tops") reported today the repurchase of $2,000,000 face value of the Company's 6 1/2% Subordinated Convertible Debentures due 2003 at a purchase price of 55 cents per face amount plus accrued interest. This purchase was completed on March 31, 1998 and generated an extraordinary gain of $900,000.

As part of the repurchase, the Company also obtained an exclusive right until October 31, 1998 to repurchase an additional $6,495,000 face value of the Company's 6 1/2% Subordinated Convertible Debentures due 2003.